Additional Details to the Statement of Profit or Loss and Comprehensive Profit or Loss (Details) - Schedule of net financial (income) expenses - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2022	Dec. 31, 2021
Schedule of net financial expenses [Abstract]
Loss on revaluation of warrants			$ 19,524
Loss on embedded derivative			2,641
Gain on disposition of marketable securities	[1]	(51,649)	(6,149)
Loss on currency exchange		2,945	647
Interest on credit facility and long-term debt		12,770	1,907
Interest on lease liabilities		1,451	1,513
Warrant issuance costs			668
Discount expense on VAT receivable	[2]	6,750
Other financial expenses		173	252
Net finance expenses		$ (27,560)	$ 21,003

[1]	During the year ended December 31, 2022, the Company has continued to fund its expansion in Argentina through the acquisition of marketable securities and in-kind contribution of these securities to the Company’s subsidiary in Argentina. The subsequent disposition of these marketable securities in exchange for Argentine Pesos gave rise to a gain as the amount received in ARS exceeds the amount of ARS the Company would have received from a direct foreign currency exchange.
[2]	A portion of Argentine VAT is not expected to be settled within the next 12 months, and, therefore, it has been classified as a long-term receivable in Note 14 with the short-term portion being included in sales tax receivable in Note 8. The Company has discounted this VAT receivable to its present value, which is classified within Net financial (income) expenses during the year ended December 31, 2022. Historically, ARS has devalued significantly when compared to USD due to high levels of inflation in Argentina, which may result in the Company recording future foreign exchange losses on its Argentina VAT receivable.